RECEIVABLES PURCHASE AGREEMENT

among

TYSON FOODS, INC.

THE SELLERS NAMED HEREIN,

as Sellers

and

TYSON RECEIVABLES CORPORATION,

as Purchaser

Dated as of October 17, 2001

TABLE OF CONTENTS

		Page

ARTICLE I
DEFINITIONS

Section 1.01.	Definitions	1
Section 1.02.	Other Terms	1
Section 1.03.	Computation of Time Periods	1

ARTICLE II
PURCHASE, CONVEYANCE AND SERVICING OF RECEIVABLES

Section 2.01.	Sales	2
Section 2.02.	Servicing of Receivables	3

ARTICLE III
CONSIDERATION AND PAYMENT; REPORTING

Section 3.01	Purchase Price	4
Section 3.02	Payment of Purchase Price	4
Section 3.03	Reports	5
Section 3.04	Transfer of Records	6
Section 3.05	Payments and Computations	6

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Section 4.01	Sellers' Representations and Warranties	6
Section 4.02	Reaffirmation of Representations and Warranties by the Sellers; Notice of Breach	7

ARTICLE V
COVENANTS OF THE SELLERS

Section 5.01.	Covenants of the Sellers	10

ARTICLE VI
REPURCHASE OBLIGATION

Section 6.01.	Mandatory Repurchase	15
Section 6.02.	Dilutions, Etc	16

238

ARTICLE VII
CONDITIONS PRECEDENT

Section 7.01.	Conditions Precedent	16
Section 7.02.	Conditions Precedent to the Addition of a Seller	17

ARTICLE VIII
TERM AND TERMINATION

Section 8.01.	Term	19
Section 8.02.	Effect of Termination	20
Section 8.03.	Termination of Sellers and Seller Divisions	20

ARTICLE IX
MISCELLANEOUS PROVISIONS

Section 9.01.	Amendments, Etc	20
Section 9.02.	Governing Law; Submission to Jurisdiction	21
Section 9.03.	Notices	21
Section 9.04.	Severability of Provisions	22
Section 9.05.	Assignment	22
Section 9.06.	Further Assurances	22
Section 9.07.	No Waiver; Cumulative Remedies	23
Section 9.08.	Counterparts	23
Section 9.09.	Binding Effect; Third-Party Beneficiaries	23
Section 9.10.	Merger and Integration	23
Section 9.11.	Headings	23
Section 9.12.	Exhibits	23
Section 9.13.	Addition of Sellers	23
Section 9.14.	Confidentiality	24
Section 9.15.	No Bankruptcy Petition Against the Purchaser	24
Section 9.16.	Waiver of Jury Trial	24

Exhibit A	Form of Subordinated Note
Exhibit B	Form of Additional Seller Supplement
Schedule I	Information Concerning the Sellers

RECEIVABLES PURCHASE AGREEMENT, dated as of October 17, 2001 (as amended, supplemented or otherwise modified and in effect from time to time, this "Agreement"), among TYSON FOODS, INC., a Delaware corporation ("Tyson"), and the subsidiaries of Tyson identified as Sellers on Schedule I, all as sellers, (each, individually, a "Seller" and collectively, the "Sellers"), and TYSON RECEIVABLES CORPORATION, a Delaware corporation, as purchaser (in such capacity, the "Purchaser").

W I T N E S S E T H :

WHEREAS, the Purchaser desires to purchase from time to time certain accounts receivable existing on the Closing Date and thereafter until the Purchase Termination Date;

WHEREAS, the Sellers desire to sell and assign from time to time such certain accounts receivable to the Purchaser upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the Purchaser and the Sellers as follows:

ARTICLE I

DEFINITIONS

                Section 1.01  Definitions. All capitalized terms used herein shall have the meanings specified herein or, if not so specified, the meaning specified in, or incorporated by reference into, Schedule A to the Receivables Transfer Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the "Receivables Transfer Agreement"), by and among Tyson Receivables Corporation, as Transferor thereunder, Tyson Foods, Inc., individually, as Collection Agent and as Guarantor thereunder, the several CP Conduit Purchasers, Committed Purchasers and Funding Agents named therein and The Chase Manhattan Bank, as Administrative Agent thereunder.

                Section 1.02  Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the Relevant UCC, and not specifically defined herein, are used herein as defined in such Article 9.

                Section 1.03  Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding," and the word "within" means "from and excluding a specified date and to and including a later specified date."

ARTICLE II

Purchase, Conveyance and Servicing of Receivables

                Section 2.01  Sales. (a) Upon the terms and subject to the conditions set forth herein, and without recourse (except such limited recourse as is specifically provided for in Sections 5.01(q), 6.01 and 6.02), each of the Sellers hereby sells, assigns, transfers and conveys to the Purchaser, and the Purchaser hereby purchases from each of the Sellers, all of such Seller's right, title and interest, whether now owned or hereafter acquired and wherever located, in, to and under the Receivables outstanding on the Closing Date and thereafter owned by each of the Sellers, through any Purchase Termination Date, together with all Related Security and Collections with respect thereto (to the extent that such right, title and interest was not already purchased by the Purchaser) and all Proceeds of the foregoing. Such interest in the Receivables, expressed as a dollar amount, shall be equal to the aggregate unpaid balance of the Receivables from time to time. Any sale, assignment, transfer and conveyance hereunder does not constitute an assumption by the Purchaser of any obligations of the Sellers or any other Person to Obligors or to any other Person in connection with the Receivables or under any Related Security or any other agreement or instrument relating to the Receivables.

    (b)        In connection with such sale, each Seller agrees to execute and deliver for filing on or prior to the Closing Date, at its own expense, a financing statement or statements (Form UCC-1) with respect to the Receivables and the other property described in Section 2.01(a) sold by such Seller hereunder meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and protect the interests of the Purchaser created hereby in the Receivables under the Relevant UCC against all creditors of, and purchasers from, such Seller, and to deliver either the originals of such financing statements or a file-stamped copy of such financing statements or other evidence of such filings to the Purchaser on or prior to the Closing Date.

    (c)        Each of the Sellers agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents and take all actions as may be necessary or as the Purchaser may reasonably request in order to perfect or protect the interest of the Purchaser in the Receivables purchased hereunder or to enable the Purchaser to exercise or enforce any of its rights hereunder. Without limiting the foregoing, each Seller will, in order to accurately reflect this purchase and sale transaction, execute and file such financing or continuation statements or amendments thereto or assignments thereof (as permitted pursuant hereto) as may be requested by the Purchaser and mark its master data processing records (or related subledger) and other documents with a legend describing the purchase by the Purchaser of the Receivables and the interest transferred by the Purchaser to the Administrative Agent pursuant to the Receivables Transfer Agreement and stating "Substantially all accounts receivable have been sold to Tyson Receivables Corporation and then transferred to The Chase Manhattan Bank, as Administrative Agent, for various lenders. Details are available from Treasurer, Tyson Foods, Inc., as Collection Agent, at telephone 501-290-4194." The Sellers shall, upon request of the Purchaser, obtain such additional search reports as the Purchaser shall request. To the fullest extent permitted by applicable law, the Purchaser shall be permitted to sign and file continuation statements and amendments thereto and assignments thereof without the Sellers' signatures. Carbon, photostatic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement.

    (d)        It is the express intent of the Sellers (including Tyson) and the Purchaser that the conveyance of the Receivables by the Sellers to the Purchaser pursuant to this Agreement be construed as a sale of such Receivables by the Sellers to the Purchaser. Further, it is not the intention of the Sellers and the Purchaser that such conveyance be deemed a grant of a security interest in the Receivables by the Sellers to the Purchaser to secure a debt or other obligation of the Sellers. Except under the limited circumstances described in Sections 5.01(q), 6.01 and 6.02 hereof, the Sellers shall have no right or obligation hereunder to repurchase or otherwise reacquire any such Receivables. Except as otherwise provided in Sections 5.01(q), 6.01 and 6.02 hereof, each sale of Receivables by the Sellers hereunder is made without recourse of any kind. However, in the event that, notwithstanding the intent of the parties, the Receivables are construed to constitute property of the Sellers, then (i) this Agreement shall be deemed to be, and hereby is declared to be, a security agreement within the meaning of the Relevant UCC; and (ii) the conveyances by each of the Sellers provided for in this Agreement shall be deemed to be, and each of the Sellers hereby grants to the Purchaser, a security interest in, to and under all of such Seller's right, title and interest in, to and under the Receivables outstanding on the Closing Date and thereafter owned by such Seller, together with all Related Security and Collections with respect thereto and all Proceeds of the foregoing, whether now owned or hereafter acquired and wherever located, to secure the rights of the Purchaser set forth in this Agreement or as may be determined in connection therewith by applicable law. The Sellers and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Receivables, such security interest would constitute a perfected security interest in favor of the Purchaser under applicable law and will be maintained as such throughout the term of this Agreement.

                Section 2.02  Servicing of Receivables. The servicing, administering and collection of the Receivables shall be conducted by certain of the Sellers (individually, an "Agent Seller" and collectively, the "Agent Sellers"), as agents of the Collection Agent, in accordance with the terms and conditions of the Receivables Transfer Agreement. Each Agent Seller hereby agrees to perform, take or cause to be taken all such action as may be necessary or advisable to collect each Receivable from time to time, all in accordance with the terms and conditions of the Receivables Transfer Agreement, the Credit and Collection Policy and applicable laws, rules and regulations and with the care and diligence which each of the Agent Sellers employs in servicing similar receivables for its own account. The Collection Agent hereby appoints each Agent Seller as its agent to enforce the Purchaser's rights and interests in, to and under the Receivables, the Related Security and the Collections with respect thereto. To the extent permitted by applicable law, each Seller hereby grants to any Collection Agent appointed under the Receivables Transfer Agreement and at any time following the designation of a Collection Agent other than Tyson, any Seller or the Purchaser, to the Administrative Agent an irrevocable power of attorney to take in the Seller's name and on behalf of the Seller any and all steps necessary or desirable, in the reasonable determination of the Collection Agent or the Administrative Agent, to collect all amounts due under any and all Receivables, including, without limitation, endorsing the Seller's name on checks and other instruments representing Collections and enforcing such Receivables and the related Contracts. The Collection Agent and each of the Sellers shall hold in trust for the Purchaser, in accordance with its interests, all Records which evidence or relate to the Receivables or Related Security, Collections and Proceeds with respect thereto. Notwithstanding anything to the contrary contained herein, from and after the occurrence of a Termination Event or a Collection Agent Default, the Administrative Agent, upon written notice to the Collection Agent on behalf of the CP Conduit Purchasers and the Committed Purchasers, shall have the absolute and unlimited right to terminate the Agent Sellers' servicing activities described in this Section 2.02.

ARTICLE III

Consideration and Payment; Reporting

                Section 3.01  Purchase Price. The purchase price for the Receivables and Related Property conveyed to the Purchaser by the Sellers under this Agreement (other than Receivables and Related Property contributed to the Purchaser pursuant to the penultimate sentence of Section 3.02(a))on any Business Day shall be a dollar amount equal to the product of (i) the aggregate Outstanding Balance of the Receivables sold on such Business Day and (ii) the then applicable Discount Percentage (the "Purchase Price").

                Section 3.02  Payment of Purchase Price. (a) The Purchase Price for each Receivable sold hereunder on any Business Day shall be paid or provided for on the Business Day on which such sale occurred (i) by payment in immediately available funds to the extent the Purchaser has such funds available and (ii) to the extent such funds are not available, by increasing the amount due under the Subordinated Note by notation thereon; provided, however, that the aggregate outstanding principal amount of the Subordinated Note on any Business Day (after giving effect to all repayments thereof on or before such Business Day) shall not exceed the lesser of (x) 30% of the Outstanding Balance of the Receivables purchased hereunder existing on such Business Day and (y) an amount that would cause the Purchaser's net worth (as defined in accordance with GAAP) to be less than $140,000,000. To the extent that the Purchaser does not have sufficient cash or availability under the Subordinated Note to pay the total Purchase Price for Receivables sold on any Business Day in full, Tyson may make or cause to be made a capital contribution of cash and/or Receivables and Related Security to the Purchaser. No sales of Receivables shall be made hereunder on and after the Purchase Termination Date.

                (b)        All increases to the amount due under the Subordinated Note pursuant to Section 3.02(a)(ii) (each, an "Advance") shall be evidenced by a single subordinated note, duly executed on behalf of Purchaser, in substantially the form of Exhibit A annexed hereto, delivered on the Closing Date and payable to Tyson, as agent for the Sellers (as amended, supplemented or otherwise modified and in effect from time to time, the "Subordinated Note"). The Collection Agent is hereby authorized by Purchaser to endorse on the schedule attached to the Subordinated Note (or a continuation of such schedule attached thereto and made a part thereof) an appropriate notation evidencing the date and amount of each Advance, as well as the date and amount of each payment with respect thereto; provided, however, that the failure of any Person to make such a notation shall not affect any obligations of Purchaser thereunder. Any such notation shall be conclusive and binding as to the date and amount of such Advance, or payment of principal or interest thereon, absent manifest error.

                (c)        The terms and conditions of the Subordinated Note and all Advances thereunder shall be as follows:

    (i)        Allocation of Advances. Advances shall be allocated among the Sellers pro rata according to the Purchase Price due to each Seller on the date such Advances are made.

    (ii)       Repayment of Advances. All amounts paid by the Purchaser with respect to the Advances shall be allocated first to the repayment of accrued interest until all such interest is paid, and then to the outstanding principal amount of the Advances. Tyson shall apply and distribute all payments of principal pro rata among the Sellers according to the outstanding Advances of each Seller. Subject to the provisions of this Agreement, the Purchaser may borrow, repay and reborrow Advances on and after the date hereof and prior to the termination of this Agreement, subject to the terms, provisions and limitations set forth herein.

    (iii)        Interest. The Subordinated Note shall bear interest from its date on the outstanding principal balance thereof at an initial rate per annum equal to 8.50%, adjusted on each Interest Payment Date (as defined therein) to an amount equal to the Prime Rate (as defined therein) plus 2.00%. Interest on each Advance shall be computed based on the number of days elapsed in a year of 360 days.

    (iv)        Sole and Exclusive Remedy; Subordination. The Purchaser shall be obligated to repay Advances to Tyson, as agent for the Sellers, only to the extent of funds available to the Purchaser from Collections on the Receivables and, to the extent that such payments are insufficient to pay all amounts owing to the Sellers under the Subordinated Note, the Sellers shall not have any claim against the Purchaser for such amounts and no further or additional recourse shall be available against Purchaser. The Subordinated Note shall be fully subordinated to any rights of the Administrative Agent, on behalf of the CP Conduit Purchasers and the Committed Purchasers pursuant to the Receivables Transfer Agreement and the Asset Purchase Agreement, and shall not evidence any rights in the Receivables or Related Property.

    (v)        Offsets, etc. The Purchaser may offset any amount due and owing by the Sellers to the Purchaser against any amount due and owing by the Purchaser to Tyson, as agent for the Sellers, under the terms of the Subordinated Note.

                Section 3.03  Reports. Each Seller will furnish to the Collection Agent all information with respect to the Receivables sold by such Seller under this Agreement required by the Collection Agent in order to complete the Weekly Reports and monthly Settlement Statements delivered by the Collection Agent pursuant to the Receivables Transfer Agreement. Each delivery of a Weekly Report and Settlement Statement by the Collection Agent shall be deemed to be a representation and warranty by each Seller that all information set forth in those reports with respect to the Receivables sold by such Seller under this Agreement and Collections thereof is true and correct.

                Section 3.04  Transfer of Records. (a) In connection with the Purchase of Receivables hereunder, each of the Sellers hereby sells, transfers, and conveys to the Purchaser all of its right and title to and interest in the Records relating to all of its Receivables sold hereunder, without the need for any further documentation in connection with any Purchase. In connection with such transfer, each of the Sellers hereby grants to the Purchaser, the Collection Agent and the Administrative Agent an irrevocable, non-exclusive license to use without royalty or payment of any kind, all software used by such Seller to account for its Receivables, to the extent necessary to administer its Receivables, whether such software is owned by Tyson or is owned by others and used by Tyson under license agreements with respect thereto, but only to the extent permitted by such license; provided that should the consent of any licensor to such grant of license described herein be required, each Seller agrees that upon the earlier of the Termination Date or the replacement of Tyson as the Collection Agent, and upon the request of the Purchasers, the Collection Agent or the Administrative Agent, such Seller will use reasonable efforts to obtain the consent of such third-party licensor. The irrevocable license hereby granted shall terminate on the date when the Net Investment has been reduced to zero, all other Aggregate Unpaids have been paid in full and the Commitments have been terminated. Each of the Purchaser, the Collection Agent and the Administrative Agent agree that such license shall be subject to such reasonable restrictions as the Sellers shall request for the purpose of protecting intellectual property rights of the owners of such software.

                (b)        Each Seller shall take such action as requested by the Purchaser, from time to time hereafter, that may be necessary or appropriate to ensure that the Purchaser and its assignees have an enforceable right to use all Records and all software used to account for the Receivables and/or recreate such records.

                (c)        The use of Records by the Purchaser is subject to Section 9.14 of this Agreement.

                Section 3.05  Payments and Computations. All amounts due to be paid or deposited by the Purchaser hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account designated from time to time by the Sellers or as otherwise directed by the Sellers. In the event that any payment owed by any Person hereunder becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. Except as otherwise provided in the Transaction Documents, any amount due hereunder that is not paid when due hereunder shall bear interest at the Base Rate as in effect from time to time until paid in full; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first, but excluding the last) elapsed.

ARTICLE IV

Representations and Warranties

               Section 4.01  Sellers' Representations and Warranties. Each of the Sellers represents and warrants to the Purchaser as of the Closing Date and on each Business Day on which Receivables are sold hereunder:

                (a)        Corporate Existence and Power. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted except where the failure to have such licenses, authorizations, consents and approvals would not have a Material Adverse Effect. The Seller is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

                (b)        Corporate and Governmental Authorization; Contravention. The execution, delivery and performance by the Seller of the Transaction Documents to which it is a party are within the Seller's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Official Body or official thereof (except for the filing of UCC financing statements as required by this Agreement), and to the best of the Sellers' knowledge, do not contravene, or constitute a default under, any provision of applicable law, rule or regulation or of the Certificate of Incorporation or the By-Laws or other organizational documents of the Seller or of any agreement, judgment, injunction, order, writ, decree or other instrument binding upon the Seller or result in the creation or imposition of any Adverse Claim on the assets of the Seller (except those created by this Agreement, the Receivables Transfer Agreement and the Asset Purchase Agreement).

                (c)        Valid Sale; Binding Effect. Each purchase of Receivables and Related Security by the Purchaser hereunder shall constitute a valid sale and assignment by the Seller to the Purchaser, enforceable against creditors of, and purchasers from, the Seller. Each of the Transaction Documents to which the Seller is a party will constitute the legal, valid and binding obligation of the Seller, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the rights of creditors and general equitable principles (whether considered in a proceeding in equity or at law).

                (d)        Quality of Title. Immediately preceding the sale of the Receivables and Related Security pursuant to this Agreement, the Seller was the owner of all of the Receivables, free and clear of all liens, encumbrances, security interests, preferences or other security arrangement. On or prior to the date hereof, all financing statements and other documents required to be recorded or filed in order to perfect and protect the interest of the Purchaser in, to and under the Receivables against all creditors of and purchasers from the Seller will have been duly executed and delivered to the Purchaser or its representative for filing in each filing office necessary for such purpose and all filing fees and taxes, if any, payable in connection with such filings shall have been provided for in full.

                (e)        Accuracy of Information. All written information heretofore furnished by the Seller to the Purchaser, the Collection Agent and the Administrative Agent for purposes of or in connection with this Agreement, any other Transaction Document, or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Seller to the Purchaser, the Collection Agent, the Administrative Agent, the Funding Agents, the CP Conduit Purchasers and the Committed Purchasers will be, true and accurate in every material respect, on the date such information is stated or certified.

                (f)        Tax Status. The Seller has filed all material tax returns (Federal, state and local) required to be filed and has paid or made adequate provision for the payment of all material taxes, assessments and other similar governmental charges other than taxes contested in good faith and for which adequate reserves have been established in accordance with GAAP and taxes which are not yet due and payable.

                (g)        Litigation. Except as set forth in Exhibit F to the Receivables Purchase Agreement, there are no actions, suits or proceedings pending, or to the knowledge of the Seller threatened, against or affecting the Seller or any Affiliate of the Seller or their respective properties, in or before any court, arbitrator or other Official Body, which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

                (h)        Place of Business. The state and form of organization, principal place of business and chief executive office of the Seller are located at the address specified on Schedule I, and the offices where the Seller keeps all its Records, are located at the address specified on Schedule I, or such other locations notified to the Purchaser in accordance with this Agreement in jurisdictions where all action required by the terms of this Agreement has been taken and completed.

                (i)        Solvency. Tyson is, and Tyson and its Subsidiaries are, on a consolidated basis, Solvent.

                (j)        Tradenames, Etc. As of the date hereof: (i) The Seller has only the subsidiaries listed on Exhibit I to the Receivables Transfer Agreement; and (ii) the Seller has, within the last four months, operated only under the tradenames identified on Exhibit I to the Receivables Transfer Agreement, and, within the last four months, has not changed its name, merged with or into or consolidated with any other corporation or been the subject of any proceeding under Title 11, United States Code (Bankruptcy), except as disclosed in Exhibit I to the Receivables Transfer Agreement.

                (k)        Nature of Receivables. Each Receivable included in the calculation of the Net Receivables Balance in fact satisfies at such time the definition of "Eligible Receivable" and is an "eligible asset" as defined in Rule 3a-7 under the Investment Company Act of 1940, as amended, and is not a Defaulted Receivable.

                (l)        Credit and Collection Policy. Since the Closing Date, there have been no material changes in the Credit and Collection Policy other than as permitted hereunder.

                (m)        Collections and Servicing. Since July 31, 2001, there has been no material adverse change in the ability of the Seller to service and collect the Receivables.

                (n)        Binding Effect of Receivables and Contract. Each Receivable and related Contract constitutes a legal, valid and binding obligation of the Obligor, enforceable against the Obligor, subject to the effect of bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and general equitable principles (whether considered in a proceeding at law or in equity).

                (o)        Not an Investment Company. The Seller is not, nor is it controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and it is exempt from all provisions of such Act.

                (p)        ERISA. The Seller and its ERISA Affiliates are in compliance in all material respects with ERISA, except for any noncompliance which would not reasonably be expected to have a Material Adverse Effect, and no lien exists in favor of the Pension Benefit Guaranty Corporation on any of the Receivables.

                (q)        Lockbox Accounts. The names and addresses of all the Lockbox Banks, together with the account numbers of the Lockbox Accounts at such Lockbox Banks, are specified in Exhibit B to the Receivables Transfer Agreement. All Obligors have been instructed to make payment to a Lockbox Account.

                (r)        Bulk Sales. No transaction contemplated by this Agreement requires compliance with any bulk sales act or similar law.

                (s)        Reasonably Equivalent Value. The Purchase Price constitutes reasonably equivalent value in consideration for the transfer by each Seller to the Purchaser of Receivables from such Seller pursuant to this Agreement and no such transfer has been made for or on account of an antecedent debt owed by such Seller to the Purchaser, and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.

                (t)        Regulations T, U and X. No proceeds of the sales of Receivables under this Agreement will be used by the Seller to acquire any security in any transaction which violates Regulation T, U or X of the Federal Reserve Board.

                Section 4.02  Reaffirmation of Representations and Warranties by the Sellers; Notice of Breach. On the Closing Date and on each Business Day on which Receivables are sold hereunder, the Sellers, by accepting the proceeds of such sale, shall be deemed to have certified that all representations and warranties described in Section 4.01 are true and correct on and as of such day as though made on and as of such day. The representations and warranties set forth in Section 4.01 shall survive (i) the conveyance of the Receivables to the Purchaser, (ii) the termination of the rights and obligations of the Purchaser and the Sellers under this Agreement and (iii) the termination of the rights and obligations of the Transferor, the Sellers and the Funding Agent under the Receivables Transfer Agreement. Upon the coming to the knowledge of any Responsible Officer of the Purchaser or any of the Sellers of a breach of any of the foregoing representations and warranties, the party with knowledge of such breach shall give prompt written notice to the other within three (3) Business Days of such discovery.

ARTICLE V

Covenants of the Sellers

                Section 5.01  Covenants of the Sellers. Each of the Sellers hereby covenants and agrees with the Purchaser that, for so long as this Agreement is in effect, and until all Receivables which have been sold to the Purchaser pursuant hereto, shall have been paid in full or written-off as uncollectible, and all amounts owed by the Sellers pursuant to this Agreement have been paid in full, unless the Purchaser, the Administrative Agent and the Required Committed Purchasers otherwise consent in writing:

                (a)        Conduct of Business. The Seller will, and will cause each of its Subsidiaries to, carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly organized, validly existing and in good standing in its jurisdiction of organization and will maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

                (b)        Compliance with Laws. The Seller will, and will cause each of its Subsidiaries to, comply in all material respects with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except to the extent that the failure to comply with such laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards would not materially adversely affect the ability of the Seller to perform its obligations under this Agreement.

                (c)        Furnishing of Information and Inspection of Records. The Seller will furnish to the Purchaser from time to time such information with respect to itself or the Receivables as the Purchaser may reasonably request, including, without limitation, listings identifying the Obligor and the Outstanding Balance for each Receivable. The Seller will at any time and from time to time during regular business hours, upon reasonable notice (it being agreed that one Business Day's notice shall be reasonable when a Termination Event or Potential Termination Event has taken place and is continuing), and at the Purchaser's expense, permit the Purchaser, its agents or representatives or such other individuals as the Purchaser may reasonably request, (i) to examine and make copies of and abstracts from all Records and (ii) to visit the offices and properties of the Seller for the purpose of examining such Records, and to discuss matters relating to Receivables or the Seller's performance hereunder with any of the officers or employees of the Seller having knowledge of such matters.

                (d)        Keeping of Records and Books of Account. The Seller will maintain a system of accounting established and administered in accordance with generally accepted accounting principles, consistently applied, and will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, or obtain, as and when required, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each existing Receivable). The Seller will give the Purchaser prompt notice of any change in the administrative and operating procedures referred to in the previous sentence to the extent such change could reasonably be expected to have a Material Adverse Effect.

                (e)        Performance and Compliance with Receivables and Contracts. The Seller at its expense will timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables.

                (f)        Credit and Collection Policies. The Seller will comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

                (g)        Collections. The Seller shall instruct all Obligors to cause all Collections to be deposited directly to a Lockbox Account.

                (h)        Collections Received. The Seller shall hold in trust for the Purchaser, and deposit immediately (and in any event within one Business Day) after receipt thereof to a Lockbox Account all Collections received from time to time by the Seller. The Seller shall prevent the deposit of any funds other than Collections into any of the Lockbox Accounts and, to the extent that any such funds are nevertheless deposited into any of such Lockbox Accounts, promptly (and in any event within one Business Day) identify any such funds to the Collection Agent for segregation and remittance to the owner thereof. If such Seller or any of its agents or representatives of Affiliates shall at any time receive any cash, checks or other instruments constituting Collections, such recipient shall segregate such payments and hold such payments in trust for the Purchaser and shall, promptly upon receipt (and in any event within one Business Day following receipt), remit all such Collections, duly endorsed or with duly executed instruments of transfer, to a Lockbox Account, or with the consent of the Administrative Agent and the Required Committed Purchasers, to a segregated account of the Transferor satisfactory to the Administrative Agent and the Required Committed Purchasers.

                (i)        Sale Treatment. The Seller agrees to treat each conveyance hereunder for all purposes (including, without limitation, for financial accounting purposes) as a sale and, to the extent any such reporting is required, shall report the transactions contemplated by this Agreement on all relevant books, records, financial statements and other applicable documents as a sale of the Receivables to the Purchaser. For U.S. Federal, State and local income and franchise tax purposes, the transactions contemplated by the Receivables Transfer Agreement will be treated as a loan to the Transferor, secured by assets acquired by the Transferor pursuant to this Agreement.

                (j)        No Sales, Liens, Etc. Except as otherwise provided herein, the Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon (except for the filing of any financing statement as required under this Agreement) or with respect to, any Receivable, Related Security or Collections or upon or with respect to any Lockbox Account to which any Collections of any Receivable are sent, or, in each case, assign any right to receive income in respect thereof.

                (k)        No Extension or Amendment of Receivables. The Seller will not extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contract related thereto in a manner which adversely affects the amount or collectibility of any Receivable, except as provided in Section 2.02 or in the Receivables Transfer Agreement, without the prior written consent of the Purchaser.

                (l)        No Change in Character of Business or Credit and Collection Policy. Except as provided in the Receivables Transfer Agreement, the Seller will not make any change in the character of its business or in the Credit and Collection Policy, which change might impair the Seller's ability to collect the Receivables, considered as a whole, in any respect, or otherwise adversely affect the interests or remedies of the CP Conduit Purchasers or the Committed Purchasers.

                (m)        No Mergers, Etc. The Sellers will not (i) consolidate or merge with or into any other Person, or (ii) sell, lease or transfer all or substantially all of its assets to any other Person; provided, that the Seller may merge with another Person if the Seller is the surviving entity and such merger or consolidation does not cause a Termination Event or Potential Termination Event under Section 7.01(h) of the Receivables Transfer Agreement.

                (n)        Change in Payment Instructions to Obligors; Deposits to Lockbox Accounts. The Sellers will not add or terminate, or make any change to, any Lockbox Account, except in accordance with the Receivables Transfer Agreement. The Seller will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lockbox Account, cash or cash proceeds other than Collections of Receivables.

                (o)        Change of Name, Etc. The Seller shall not change its name, jurisdiction of organization, form of organization, taxpayer identification number or state organizational number unless at least ten (10) days prior to the effective date of any such change the Seller delivers to the Purchaser and the Administrative Agent (i) financing statements under the Relevant UCC, executed by the Seller, necessary to reflect such change and to continue the perfection of the Purchaser's interest in the Receivables and (ii) new or revised Lockbox Account Agreements which reflect such change and enable the Administrative Agent, on behalf of the CP Conduit Purchasers and the Committed Purchasers, to exercise its rights under the Transaction Documents.

                (p)        Separate Existence. The Seller shall:

                (i)        Maintain its deposit account or accounts, separate from those of the Purchaser and use its commercially reasonable efforts to ensure that its funds will not be diverted to the Purchaser and that its funds and assets will not be commingled with those of the Purchaser;

                (ii)        To the extent that it shares any officers or other employees with the Purchaser, fairly allocate between it and the Purchaser the salaries of and the expenses related to providing benefits to such officers and other employees, and the Seller and the Purchaser shall bear their respective fair share of the salary and benefit costs associated with all such common officers and employees;

                (iii)        To the extent that it jointly contracts with the Purchaser to do business with vendors or service providers or to share overhead expenses, fairly allocate between it and the Purchaser the costs incurred in so doing, and it and the Purchaser shall bear their fair shares of such costs; and to the extent that it contracts or does business with vendors or service providers where the goods and services provided are partially for the benefit of the Purchaser, the costs incurred in so doing shall be fairly allocated between it and the Purchaser in proportion to the benefit of the goods or services each is provided, and the Seller and the Purchaser shall bear their fair shares of such costs;

                (iv)        Enter into all material transactions with the Purchaser, whether currently existing or hereafter entered into, only on an arm's length basis, it being understood and agreed that the transactions contemplated in the Transaction Documents meet the requirements of this clause (iv);

                (v)        Maintain office space separate from the office space of the Purchaser (but which may be located at the same address as the Purchaser). To the extent that it and the Purchaser have offices in the same location, there shall be a fair and appropriate allocation of overhead costs between them, and each shall bear its fair share of such expenses subject to a written sublease agreement;

                (vi)        Conduct its affairs strictly in accordance with its certificate of incorporation and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special stockholders' and directors' meetings appropriate to authorize all corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts;

                (vii)        Not assume or guarantee any of the liabilities of the Purchaser;

                (viii)        Take, or refrain from taking, as the case may be, all other actions that are necessary to be taken or not to be taken in order (x) to ensure that the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions remain true and correct with respect to it (and, to the extent within its control, to ensure that the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions remain true and correct with respect to the Purchaser) and (y) to comply with those procedures described in such provisions that are applicable to it;

                (ix)        Maintain its books of account, financial reports and corporate records separately from those of Tyson and each other Affiliate of the Seller;

                (x)        Cause its accounting records and the published financial statements to clearly show that, for accounting purposes, the Receivables and Related Security have been sold to the Purchaser, except that Tyson shall disclose (in a footnote or otherwise) in all of its financial statements the existence and nature of the transaction contemplated hereby and by the Receivables Transfer Agreement and the interest of the Transferor, the CP Conduit Purchasers and the Committed Purchasers in the Receivables and Related Security, Collections and Proceeds with respect thereto;

                (xi)        Maintain its assets in a manner that facilitates their identification and segregation from those of Tyson, the other Sellers, the Purchaser and other Affiliates of Tyson;

                (xii)        Not, directly or indirectly, name the Purchaser or enter into any agreement to name the Purchaser a direct or contingent beneficiary or loss payee or any insurance policy covering the property of the Seller; and

                (xiii)        Not be, nor hold itself out to be, responsible for the debts of the Purchaser or the decisions or actions in respect of the daily business and affairs of the Purchaser, and immediately correct any known misrepresentation with respect to the foregoing.

                The Sellers, the Purchaser and their Affiliates will not operate or purport to operate as an integrated single economic unit with respect to each other or in their dealing with any other entity.

                (q)        Indemnification. The Seller agrees to indemnify, defend and hold the Purchaser harmless from and against any and all damages, losses, claims, liabilities, deficiencies, costs, disbursements and expenses, including, without limitation, interest, penalties, amounts paid in settlement and reasonable attorneys' fees to which the Purchaser may become subject insofar as such damages, losses, claims, liabilities, deficiencies, costs, disbursements and expenses arise out of or are based upon a breach by the Seller of its representations, warranties and covenants contained herein, or any information certified in any schedule or certificate delivered by any of the Sellers hereunder or in connection with the Transaction Documents, being untrue in any material respect at any time; provided that in no event shall this Section 5.01(q) be construed to include uncollectibility of any Receivable for credit-related reasons pertaining to the related Obligor. The obligations of the Seller under this Section 5.01(q) shall be considered to have been relied upon by the Purchaser and the Administrative Agent, on behalf of the CP Conduit Purchasers, the Funding Agents and the Committed Purchasers, and shall survive the execution, delivery, performance and termination of this Agreement for a period of three (3) years following the Purchase Termination Date, regardless of any investigation made by the Purchaser or the Administrative Agent or on behalf of either of them.

                It is expressly understood and agreed by the parties (i) that the foregoing indemnification is not intended to, and shall not constitute a guarantee of the collectibility or payment of the Receivables and (ii) that nothing in this Section 5.01(q) shall constitute recourse (except as otherwise specifically provided in this Agreement) for (a) uncollectible Receivables or other obligations hereunder or related costs or expenses resulting from such indemnified Person's gross negligence or wilful misconduct, (b) any franchise taxes owed by such indemnified Person or (c) any other taxes imposed against such indemnified Person on account of its ownership of the Receivables to the extent such taxes are measured by or against the gross or net income or receipts of such Person.

                (r)        ERISA. (i) The Seller will not (A) engage or permit any of its ERISA Affiliates to engage in any prohibited transaction (as defined in Section 4975 of the Code and Section 406 of ERISA) for which an exemption is not available or has not previously been obtained from the U.S. Department of Labor; (B) permit to exist any accumulated funding deficiency (as defined in Section 302(a) of ERISA and Section 412(a) of the Code) or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (C) fail to make any payments to any Multiemployer Plan that the Seller or any ERISA Affiliate of the Seller is required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (D) terminate any Benefit Plan so as to result in any liability to the Pension Benefit Liability Corporation; or (E) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability to the Sellers, or any ERISA Affiliate of the Seller under ERISA or the Code, if such prohibited transactions, accumulated funding deficiencies, failure to make payments, terminations and reportable events occurring within any fiscal year of the Seller, in the aggregate, involve a payment of money or an incurrence of liability by the Seller or any ERISA Affiliate of the Seller, in an amount which would reasonably be expected to have a Material Adverse Effect and (ii) the Seller shall promptly give the Purchaser written notice upon becoming aware that the Seller is not in compliance with ERISA if such noncompliance would reasonably be expected to have a Material Adverse Effect or that any ERISA lien on any of the Receivables exists and, promptly after the receipt or filing thereof, shall provide the Purchaser with copies of all reports and notices with respect to any reportable event (as defined in Article IV of ERISA) which the Seller or any ERISA Affiliate thereof files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Seller or any ERISA Affiliate thereof receives from the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor.

ARTICLE VI

Repurchase Obligation

    Mandatory Repurchase

                    Section 6.01  Mandatory Repurchase.

                    (a)        Breach of Representation or Warranty. If any Receivable which has been sold by any Seller hereunder and which has been reported by such Seller as an Eligible Receivable to the Collection Agent in the reports of such Seller delivered pursuant to Section 3.03 shall have failed to meet the conditions set forth in the definition of Eligible Receivable on the date of such report or if, on any day, any representation or warranty made herein in respect of such Receivable shall no longer be true in any material respect, such Seller shall be deemed to have received on the date of such report or such day, as applicable, a Collection of such Receivable in full and shall on such day pay to the Purchaser an amount equal to the aggregate Outstanding Balance of such Receivable.

                    (b)        Reconveyance Under Certain Circumstances. Each Seller agrees that, in the event of a breach of any of the representations and warranties set forth in Sections 4.01(d), (h), (j), (k), (l), (n), (o), and (p), with respect to any Receivable which has been sold hereunder, such Seller agrees to accept the reconveyance of such Receivable upon receipt by such Seller of notice given in writing by the Purchaser and such Seller's failure to cure such breach within fifteen (15) days (or, in the case of Section 4.01(d) or (k), within one (1) Business Day) after receipt of such notice. In the event of a reconveyance under this Section 6.01(b), the Seller shall pay to the Purchaser in immediately available funds on such 15th day (or such Business Day, if applicable) an amount equal to the Outstanding Balance of any such Receivable.

                    Section 6.02  Dilutions, Etc. Each Seller agrees that if on any Business Day the Outstanding Balance of a Receivable, an interest in which has been sold by such Seller hereunder, is either (x) reduced as a result of defective, rejected or returned goods or other dilution factor, any billing adjustment or other adjustment, or (y) reduced or canceled as a result of (i) a setoff or dispute in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), or (ii) any action by any Federal or state taxing authority or as a result of the payment by any Obligor of any portion of a Receivable constituting a tax or governmental fee or charge to any Person other than the Purchaser, then such Seller shall be deemed to have received on such day a collection of such Receivable in the amount of such reduction, cancellation or payment made by the Obligor and shall on such day pay to the Purchaser an amount equal to such reduction or cancellation on the last Business Day of the calendar month in which such reduction or cancellation occurred.

    ARTICLE VII

    Conditions Precedent

                    Section 7.01  Conditions Precedent. The obligations of the Purchaser to purchase the Receivables on the Closing Date and on any Business Day on which Receivables are sold hereunder shall be subject to the satisfaction of the following conditions:

                    (a)        All representations and warranties of the Sellers contained in this Agreement shall be true and correct on the Closing Date and on the applicable Business Day of sale, with the same effect as though such representations and warranties had been made on such date;

                    (b)        All information concerning the Receivables provided to the Purchaser shall be true and correct in all material respects as of the Closing Date, in the case of any Receivables sold on the Closing Date, or the date such Receivables are created, in the case of any Receivables created after the Closing Date and sold by the Sellers to the Purchaser on a subsequent Business Day;

                    (c)        Each of the Sellers shall have substantially performed all other obligations required to be performed by the provisions of this Agreement and the other Transaction Documents to which it is a party;

                    (d)        The Sellers shall have either filed or caused to be filed the financing statement(s) required to be filed pursuant to Section 2.01(b);

                    (e)        On the Closing Date, all corporate and legal proceedings, and all instruments in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall be satisfactory in form and substance to the Purchaser, and the Purchaser shall have received from the Sellers copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Purchaser may reasonably have requested;

                    (f)        On the Closing Date, the Sellers shall deliver to the Purchaser and the Administrative Agent a statement of the aggregate Outstanding Balance of the Receivables in existence as of the close of business on the second Business Day prior to the Closing Date; and

                    (g)        the Purchase Termination Date shall not have occurred.

                    Section 7.02  Conditions Precedent to the Addition of a Seller. The obligation of the Purchaser to purchase Receivables and Related Security hereunder from a Subsidiary of Tyson requested to be an additional Seller pursuant to Section 9.13 is subject to the conditions precedent that the Purchaser shall have received the following items on or before the date designated for the addition of such Seller (the "Seller Addition Date") and in form and substance satisfactory to the Purchaser:

                    (a)        Additional Seller Supplement. An Additional Seller Supplement substantially in the form of Exhibit B attached hereto (with a copy for the Administrative Agent and each Funding Agent) duly executed and delivered by such Seller;

                    (b)        Secretary's Certificate. A certificate of the Secretary or an Assistant Secretary of such Seller, dated the related Seller Addition Date, and certifying (i) that attached thereto is a true and complete copy of the by-laws (or similar organizational documents) of such Seller, as in effect on the Seller Addition Date and at all times since a date prior to the date of the resolutions described in clause (ii) below, (ii) that attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to the Purchaser, of the Board of Directors (or other governing body or Person) of such Seller or committees thereof authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, (iii) that the articles of incorporation (or similar organizational documents) of such Seller have not been amended since the date of the last amendment thereto shown on the certificate of good standing (or its equivalent) furnished pursuant to subsection (e) below and (iv) as to the incumbency and specimen signature of each officer executing the Additional Seller Supplement and any other Transaction Documents or any other document delivered in connection therewith on behalf of such Seller (on which certificates the Purchaser may conclusively rely until such time as the Purchaser shall receive from such Seller a revised certificate with respect to such Seller meeting the requirements of this subsection (b));

                    (c)        Officer's Certificate. A Certificate of a Responsible Officer of Tyson, dated the related Seller Addition Date, and certifying such Seller is in the same or a related line of business as the existing Sellers as of the related Seller Addition Date;

                    (d)        Corporate Documents. The organizational documents, including all amendments thereto, of such Seller, certified as of a recent date by the Secretary of State or other appropriate authority of the state of incorporation, as the case may be;

                    (e)        Good Standing Certificates. Certificates of compliance, of status or of good standing, dated as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction, with respect to such Seller in each State where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, except where the failure to so qualify would not have a Material Adverse Effect;

                    (f)        Consents, Licenses, Approvals, Etc. A certificate dated the related Seller Addition Date of a Responsible Officer of such Seller either (i) attaching copies of all consents (including, without limitation, consents under loan agreements and indentures to which any Seller or its Affiliates are parties), licenses and approvals required in connection with the execution, delivery and performance by such Seller of the Additional Seller Supplement and the validity and enforceability of the Additional Seller Supplement against such Seller, and such consents, licenses and approvals shall be in full force and effect or (ii) stating that no such consents, licenses and approvals are so required;

                    (g)        No Litigation. Confirmation that there is no pending or, to its knowledge after due inquiry, threatened action or proceeding affecting such Seller or any of its Subsidiaries before any Governmental Authority that could reasonably be expected to have a Material Adverse Effect;

                    (h)        Lockboxes. A Lockbox Account with respect to Receivables to be sold by such Seller shall have been established in the name of the Purchaser, each invoice issued to an Obligor on and after the related Seller Addition Date shall indicate that payments in respect of its Receivable shall be made by such Obligor to a Lockbox Account or by wire transfer or other electronic payment to a Lockbox Account or the Collection Account and the Collection Agent shall have delivered with respect to each Lockbox Account a Lockbox Agreement signed by the Purchaser, the Administrative Agent and the applicable Lockbox Bank;

                    (i)        UCC Certificate; UCC Financing Statements. Executed copies of such proper financing statements (or other similar instruments), filed and recorded at such Seller's expense prior to the related Seller Addition Date, naming such Seller as the seller and the Purchaser as the purchaser of the Receivables and the Related Security, in proper form for filing in each jurisdiction in which the Purchaser (or any of its assignees) deems it necessary or desirable to perfect the Purchaser's ownership interest in all Receivables and Related Security under the UCC or any comparable law of such jurisdiction;

                    (j)        UCC Searches. Written search reports, listing all effective financing statements (or other similar instruments) that name such Seller as debtor or assignor and that are filed in the jurisdictions in which filings were made pursuant to subsection (i) above and in any other jurisdictions that the Purchaser (or any of its assignees) determines are necessary or appropriate, together with copies of such financing statements (none of which, except for those described in subsection (i) above, shall cover any Receivables or Related Security), and tax and judgment lien searches showing no liens that are not permitted by the Transaction Documents;

                    (k)        List of Obligors. A microfiche, typed or printed list or other tangible evidence reasonably acceptable to the Purchaser showing, as of a date acceptable to the Purchaser prior to the related Seller Addition Date, the Obligors whose Receivables are to be transferred to the Purchaser and the balance of the Receivables with respect to each such Obligor as of such date;

                    (l)        Back-up Servicing Arrangements. Evidence that such Seller maintains disaster recovery systems or back-up computer or other information management systems that, in the Purchaser's, the Administrative Agent's and each Funding Agent's reasonable judgment, are sufficient to protect such Seller's business against material interruption or loss or destruction of its primary computer and information management systems;

                    (m)        Systems. Evidence, reasonably satisfactory to the Purchaser, the Administrative Agent and each Funding Agent, that such additional Seller's systems, procedures and record keeping relating to the Receivables remain in all material respects sufficient and satisfactory in order to permit the purchase and administration of the Receivables in accordance with the terms and intent of this Agreement;

                    (n)        Opinions. The Purchaser shall have received (i) legal opinions on behalf of such Seller as to general corporate matters (including an opinion as to the perfection and priority of the Purchaser's interest in the Receivables) and (ii) a certificate from a Responsible Officer of such Seller stating that the Specified Bankruptcy Opinion Provisions are also true and correct as to such Seller as of the Seller Addition Date, all in form and substance reasonably satisfactory to the Administrative Agent and the Funding Agents; and

                    (o)        Other. Such other approvals or documents as the Purchaser (or any of its assignees) may reasonably request from such additional Seller, including, but not limited to, a pro-forma Weekly Report and Settlement Statement incorporating the receivables data of such additional Seller.

    ARTICLE VIII

    Term and Termination

                    Section 8.01  Term. This Agreement shall commence as of the first day on which all of the conditions precedent as set out in Section 7.01 have been satisfied and shall continue in full force and effect until the earlier of (i) the date designated by the Purchaser or the Sellers as the Purchase Termination Date at any time following ten (10) days' written notice to the other (with a copy thereof to the Administrative Agent), (ii) the date on which the Administrative Agent, on behalf of the CP Conduit Purchasers, the Funding Agents and the Committed Purchasers, declares a Termination Event pursuant to the Receivables Transfer Agreement, (iii) upon the occurrence of an Event of Bankruptcy with respect to either the Purchaser or any of the Sellers or (iv) the date on which either the Purchaser or any of the Sellers becomes unable for any reason to purchase or repurchase, respectively, any Receivable in accordance with the provisions of this Agreement or defaults on its obligations hereunder, which default continues unremedied for more than ten (10) days after written notice to the defaulting party (any such date being a "Purchase Termination Date"); provided, however, that the termination of this Agreement pursuant to this Section 8.01 hereof shall not discharge any Person from any obligations incurred prior to such termination or any obligations under Articles V or VI with respect to Receivables arising prior to such termination, including, without limitation, any obligations to make any payments with respect to any Receivable sold prior to such termination.

                    Section 8.02  Effect of Termination. Following the termination of this Agreement pursuant to Section 8.01, the Sellers shall not sell, and the Purchaser shall not purchase, any Receivables. No termination, rejection or failure to assume the executory obligations of this Agreement in any Event of Bankruptcy with respect to the Sellers or the Purchaser shall be deemed to impair or affect the obligations pertaining to any executed sale or executed obligations, including, without limitation, pre-termination breaches of representations and warranties by the Sellers or the Purchaser. Without limiting the foregoing, prior to termination, the failure of the Sellers to deliver computer records of Receivables or any reports regarding the Receivables shall not render such transfer or obligation executory, nor shall the continued duties of the parties pursuant to this Agreement render an executed sale executory.

                    Section 8.03  Termination of Sellers and Seller Divisions. (a) Tyson hereby covenants and agrees with the Purchaser that Tyson shall not permit any Seller at any time to cease to be a wholly-owned Subsidiary of Tyson, except as provided in the following paragraph (b).

                    (b)        If Tyson wishes to permit any Seller to cease to be a wholly-owned Subsidiary of Tyson or terminate the sales of Receivables hereunder by any Seller or Seller Division, then Tyson shall submit a request (a "Seller Termination Request") to such effect in writing to the Purchaser, which request shall be accompanied by a certificate prepared by a Responsible Officer of the Collection Agent indicating the Purchased Receivables Percentage applicable to such Seller (or Seller Division) as of the date of submission of such request (the "Seller Termination Request Date"). Subject to the terms and provisions hereof and of the Receivables Transfer Agreement, the relevant Seller (or Seller Division) shall be terminated as a Seller (or Seller Division) hereunder immediately upon the consummation of the transaction in connection with which such Seller ceases to be a wholly-owned Subsidiary of Tyson or in the case of a Seller Division upon the satisfaction of any applicable conditions in the Receivables Transfer Agreement. From and after the date any such Seller (or Seller Division) is terminated as a Seller (or Seller Division) pursuant to this subsection, the Seller (or Seller Division) shall cease selling, and the Purchaser shall cease buying, Receivables and Related Security from such Seller (or Seller Division) and a Purchase Termination Date shall be deemed to have occurred, but only with respect to such Seller (or Seller Division).

                    (c)        A terminated Seller (or Seller Division) shall have no further obligation under any Transaction Document, other than pursuant to Sections 5.01(q), 6.01 and 6.02 of this Agreement, with respect to Receivables previously sold by it to the Purchaser.

    ARTICLE IX

    Miscellaneous Provisions

                    Section 9.01  Amendments, Etc. This Agreement and the rights and obligations of the parties hereunder may not be amended, supplemented, waived or otherwise modified and no consent to any such amendment, supplement, waiver or modification may be given except in an instrument in writing signed by the Purchaser and the Sellers and consented to in writing by the Administrative Agent (with the consent of the Required Committed Purchasers). Any reconveyance executed in accordance with Section 5.01(q), 6.01 or 6.02 hereof shall not be considered an amendment or modification to this Agreement.

                    Section 9.02  Governing Law; Submission to Jurisdiction.

                    (a)        This Agreement shall be governed by and construed in accordance with the laws of the State of New York except to the extent that the validity or perfection of the Purchaser's ownership of or security interest in the Receivables, or remedies hereunder in respect thereof, are governed by the laws of a jurisdiction other than the State of New York.

                    (b)        The parties hereto hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in The City of New York for purposes of all legal proceedings arising out of or relating to this agreement or the transactions contemplated hereby. Each party hereto hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 9.02 shall affect the right of the Purchaser to bring any other action or proceeding against any of the Sellers or its property in the courts of other jurisdictions.

                    Section 9.03  Notices. (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, or telecopied to:

        (a) in the case of the Purchaser:

        Tyson Receivables Corporation
        c/o Tyson Foods, Inc.
        2210 Oaklawn Drive
        Springdale, AR 72762
        Attention: Treasurer
        Telephone: 501-290-4194
        Telecopy: 501-290-4061

        with a copy to:

        Tyson Foods, Inc.
        2210 Oaklawn Drive
        Springdale, AR 72762
        Attention: General Counsel
        Telephone: 501-290-7023
        Telecopy: 501-290-7967

        (b) in the case of the Sellers to the address set forth on Schedule I, with a copy to:

        Tyson Foods, Inc.
        2210 Oaklawn Drive
        Springdale, AR 72762
        Attention: General Counsel
        Telephone: 501-290-7023
        Telecopy: 501-290-7967

        and

        The Chase Manhattan Bank, as Administrative Agent
        450 West 33 Street
        15th Floor
        New York, NY 10001
        Attention: Lara Graff
        Telephone: (212) 946-3748
        Telecopy: (212) 946-8098

        or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

        (b) Notices and communications by facsimile shall be effective upon receipt.

                    Section 9.04  Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                    Section 9.05  Assignment. This Agreement may not be assigned by the parties hereto, except that the Purchaser may assign its rights hereunder pursuant to the Receivables Transfer Agreement to the Administrative Agent for the benefit of the CP Conduit Purchasers, the Funding Agents and the Committed Purchasers as security for the Purchaser's repayment obligations under the Receivables Transfer Agreement and the Asset Purchase Agreement. The Purchaser hereby notifies the Sellers, and the Sellers hereby acknowledge and agree, that the Purchaser, pursuant to the Receivables Transfer Agreement, has assigned its rights (but not its obligations) hereunder to the Administrative Agent for the benefit of the CP Conduit Purchasers and the Committed Purchasers and that the representations, warranties, covenants and agreements of the Sellers contained in this Agreement and the rights, powers and remedies of the Purchaser under this Agreement are intended to benefit the CP Conduit Purchasers and the Committed Purchasers and will be directly enforceable by the Administrative Agent on their behalf. All rights, powers and remedies of the Purchaser hereunder may be exercised by the Administrative Agent to the extent of its rights hereunder and under the other Transaction Documents.

                    Section 9.06  Further Assurances. The Purchaser and the Sellers agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purposes of this Agreement and the other Transaction Documents, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the Relevant UCC or other laws of any applicable jurisdiction.

                    Section 9.07  No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Purchaser, the Sellers or the Administrative Agent, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

                    Section 9.08  Counterparts. (a) This Agreement may be executed in two or more counterparts thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                    (b)        Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

                    Section 9.09  Binding Effect; Third-Party Beneficiaries. This Agreement and the other Transaction Documents will inure to the benefit of and be binding upon the parties hereto and their respective successors, transferees and permitted assigns. The CP Conduit Purchasers, the Funding Agents, Committed Purchasers and the Administrative Agent are each intended by the parties hereto to be third-party beneficiaries of this Agreement.

                    Section 9.10  Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the other Transaction Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the other Transaction Documents.

                    Section 9.11  Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                    Section 9.12  Exhibits. The schedules and exhibits referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

                    Section 9.13  Addition of Sellers. Subject to the terms and conditions hereof, from time to time one or more wholly-owned direct or indirect Subsidiaries of Tyson may become additional Seller parties hereto. If any such Subsidiary wishes to become an additional Seller, Tyson shall submit a request to such effect in writing to the Purchaser, the Administrative Agent, the Funding Agents and each Rating Agency. If Tyson, the Purchaser, the Administrative Agent, each Funding Agent and each Rating Agency shall have agreed to any such request (such consent not to be unreasonably withheld or delayed from the date such request is received and such consent of each Funding Agent being obtained by the Administrative Agent), such whollyowned Subsidiary shall become an additional Seller party hereto on the related Seller Addition Date upon satisfaction of the conditions set forth in Section 7.02.

            Section 9.14  Confidentiality. (a) Each of Tyson, the Sellers and the Purchaser shall maintain, and shall cause each officer, employee and agent of itself and its Affiliates to maintain, the confidentiality of this Agreement, the other Transaction Documents and all other confidential proprietary information with respect to the other parties and each of their respective businesses obtained by them in connection with the structuring, negotiation and execution of the transactions contemplated herein and in the other Transaction Documents, except for information that has become publicly available or information disclosed (i) to legal counsel, accountants and other professional advisors to the parties and their Affiliates, (ii) as required by law, regulation or legal process (including in connection with any registration Statement or other filing made with the SEC); or (iii) in connection with any legal or regulatory proceeding to which the parties or any of their Affiliates is subject. Each of the parties hereby consents to the disclosure of any nonpublic information with respect to it received by any CP Conduit Purchaser, any Committed Purchaser, any Funding Agent or the Administrative Agent to (i) any of the CP Conduit Purchasers, Committed Purchasers, Funding Agents or the Administrative Agent, (ii) any nationally recognized rating agency providing a rating or proposing to provide a rating to the CP Conduit Purchasers' Commercial Paper, (iii) any placement agent which proposes to offer and sell the CP Conduit Purchasers' Commercial Paper, (iv) any provider of the CP Conduit Purchasers' program-wide liquidity or credit support facilities, (v) any potential Committed Purchaser or (vi) any Participant or potential Participant; provided, however, that no disclosure shall be made pursuant to clause (iv), (v) or (vi) unless the potential recipient of such information shall have entered into a confidentiality undertaking satisfactory to the Transferor and the Administrative Agent.

                    (b) Each of the parties hereto shall maintain, and shall cause each officer, employee and agent of itself and its Affiliates to maintain, the confidentiality of the Transaction Documents and all other confidential proprietary information with respect to the CP Conduit Purchasers, the Committed Purchasers, the Funding Agents and the Administrative Agent and each of their respective businesses obtained by them in connection with the structuring, negotiation and execution of the transactions contemplated herein and in the other Transaction Documents, except for information that has become publicly available or information disclosed (i) to legal counsel, accountants and other professional advisors to the parties and their Affiliates, (ii) as required by law, regulation or legal process (including in connection with any registration Statement or other filing made with the SEC) or (iii) in connection with any legal or regulatory proceeding to which the parties or any of their Affiliates is subject.

                    Section 9.15  No Bankruptcy Petition Against the Purchaser. Each of Tyson, the Collection Agent, each Seller and the Guarantor hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper or other indebtedness of the CP Conduit Purchasers, it will not institute against, or join any other Person in instituting against, the Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                    Section 9.16  Waiver of Jury Trial. Each of the parties hereto hereby waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort or otherwise among any of them arising out of, connected with, relating to or incidental to the relationship between them in connection with this Agreement or the other Transaction Documents.

                    IN WITNESS WHEREOF, the Purchaser and the Sellers each have caused this Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

TYSON FOODS, INC.

By:
Name:Steve Hankins
Title:Executive Vice President and
Chief Financial Officer

As Purchaser:

TYSON RECEIVABLES CORPORATION

By:
Name:Steve Hankins
Title:Executive Vice President and
Chief Financial Officer

As Sellers:

TYSON FOODS, INC.
TYSON MEXICAN ORIGINAL, INC.
TYSON SALES AND DISTRIBUTION, INC.
WORLD RESOURCE, INC.
CONTINENTAL DELI FOODS, INC.
DFG FOODS, L.L.C.
DOSKOCIL FOOD SERVICE COMPANY, L.L.C.
IBP, INC.
IOWA HAM CANNING, INC.
JAC PAC FOODS LTD.
SPECIALTY BRANDS, INC.
SUPREME PROCESSED FOODS, INC.
THE BRUSS COMPANY
THE IBP FOODS CO.
ZEMCO INDUSTRIES, INC.

By:
Name: Dennis Leatherby
Title: Treasurer

INTERNATIONAL TRADING COMPANY,
LTD., by Houston Processing II, Inc., its general
partner

By:
Dennis Leatherby, Treasurer
Houston Processing II, Inc.

KPR HOLDINGS, L.P., by Jos. Copperfield &
Sons, Inc., its general partner

By:
Dennis Leatherby, Treasurer
Jos. Copperfield & Sons, Inc.

TNT CRUST, LIMITED PARTNERSHIP, by
Doskocil Food Service Company, L.L.C., its
general partner

By:
Dennis Leatherby, Treasurer
Doskocil Food Service Company, L.L.C.

WRIGHT BRAND FOODS, LTD., by KH General,
Inc., its general partner

By:
Dennis Leatherby, Treasurer
KH General, Inc.

    Acknowledged and agreed as
    of the date first above written:

    THE CHASE MANHATTAN BANK, as Administrative Agent
    for the benefit of the several CP Conduit Purchasers, Funding Agents and the Committed
    Purchasers

    By:
    Name:    Lara Graff
    Title:    Vice President

    EXHIBIT A

    FORM OF SUBORDINATED NOTE

    _________, 2001

                    FOR VALUE RECEIVED, the undersigned, TYSON RECEIVABLES CORPORATION, a Delaware corporation (the "Maker"), hereby promises to pay to the order of Tyson Foods, Inc., a Delaware corporation (the "Payee"), as Agent for the Sellers under the Receivables Purchase Agreement referred to below, on _________, ____ or earlier as provided for in the Receivables Purchase Agreement dated as of the date hereof between the Maker, the Payee and the Sellers (as such agreement may from time to time be amended, supplemented or otherwise modified and in effect, the "Receivables Purchase Agreement"), the aggregate unpaid principal amount of all Advances to the Maker from the Sellers pursuant to the terms of the Receivables Purchase Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date thereof on the principal amount hereof from the date of this Note continuing until such principal balance shall be paid in full, in like funds, at an office designated by the Payee. Accrued and unpaid interest shall be payable in arrears on the last Business Day of each calendar month (each day, an "Interest Payment Date").

                    Interest shall be payable at the initial rate of 8.50% per annum, adjusted monthly on each Interest Payment Date, for the month following such Interest Payment Date, to the sum of Prime Rate then in effect plus 2.00%. With respect to any Interest Payment Date, the "Prime Rate" shall be the prime rate as reported in The Wall Street Journal on such Interest Payment Date (or, if The Wall Street Journal is not published on such Interest Payment Date, the Business Day next succeeding such Interest Payment Date on which The Wall Street Journal is published.) If The Wall Street Journal shall no longer be published or if it shall cease to report a prime rate, the "Prime Rate" shall be the rate publicly announced by The Chase Manhattan Bank, New York Branch, on such Interest Payment Date as its base commercial lending rate. If any Interest Payment Date shall not be a Business Day, then such Interest Payment Date shall be deemed to occur on the next following Business Day, but no additional interest shall be payable. A "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York are required or authorized by law to be closed.

                    The undersigned, for itself and its legal representatives, successors and assigns, and any others who may at any time become liable for payment hereunder, hereby (a) consents to any and all extensions of time, renewals, waivers, or modifications, if any, that may be granted or consented to by the Payee with regard to the time of payment hereunder or any other provisions hereof.

                    The Maker hereby waives diligence, presentment, demand, protest, notice of dishonor and notice of nonpayment. The non-exercise by the holder hereof of any of its rights, powers or remedies hereunder or thereafter available in law, in equity, by statute or otherwise in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

                    All borrowings evidenced by this Subordinated Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligation of the Maker to make payments of principal and interest in accordance with the terms of this Subordinated Note and the Receivables Purchase Agreement.

                    The Maker shall have the right, subject to the limitations set forth in the Receivables Purchase Agreement, to reborrow Advances made to it without penalty or premium.

                    This Note may be prepaid in full, or from time to time in part, at any time. All payments received under this Note shall be applied first to accrued interest and the remainder, if any, to the principal amount hereunder.

                    This Subordinated Note is the Subordinated Note referred to in the Receivables Purchase Agreement, which, among other things, contains provisions for the subordination of this Subordinated Note to the rights of certain parties under the Receivables Transfer Agreement, all upon the terms and conditions specified therein and as specified on Schedule II to this Subordinated Note. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Receivables Purchase Agreement.

                    This Subordinated Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                    IN WITNESS WHEREOF, the Maker has caused this Note to be signed in its corporate name by the officer thereunto duly authorized, and to be dated as of the date first above written.

TYSON RECEIVABLES CORPORATION

By:
Name:
Title:

                (a)        Breach of Representation or Warranty. If any Receivable which has been sold by any Seller hereunder and which has been reported by such Seller as an Eligible Receivable to the Collection Agent in the reports of such Seller delivered pursuant to Section 3.03 shall have failed to meet the conditions set forth in the definition of Eligible Receivable on the date of such report or if, on any day, any representation or warranty made herein in respect of such Receivable shall no longer be true in any material respect, such Seller shall be deemed to have received on the date of such report or such day, as applicable, a Collection of such Receivable in full and shall on such day pay to the Purchaser an amount equal to the aggregate Outstanding Balance of such Receivable.

                (b)        Reconveyance Under Certain Circumstances. Each Seller agrees that, in the event of a breach of any of the representations and warranties set forth in Sections 4.01(d), (h), (j), (k), (l), (n), (o), and (p), with respect to any Receivable which has been sold hereunder, such Seller agrees to accept the reconveyance of such Receivable upon receipt by such Seller of notice given in writing by the Purchaser and such Seller's failure to cure such breach within fifteen (15) days (or, in the case of Section 4.01(d) or (k), within one (1) Business Day) after receipt of such notice. In the event of a reconveyance under this Section 6.01(b), the Seller shall pay to the Purchaser in immediately available funds on such 15th day (or such Business Day, if applicable) an amount equal to the Outstanding Balance of any such Receivable.

                Section 6.02  Dilutions, Etc. Each Seller agrees that if on any Business Day the Outstanding Balance of a Receivable, an interest in which has been sold by such Seller hereunder, is either (x) reduced as a result of defective, rejected or returned goods or other dilution factor, any billing adjustment or other adjustment, or (y) reduced or canceled as a result of (i) a setoff or dispute in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), or (ii) any action by any Federal or state taxing authority or as a result of the payment by any Obligor of any portion of a Receivable constituting a tax or governmental fee or charge to any Person other than the Purchaser, then such Seller shall be deemed to have received on such day a collection of such Receivable in the amount of such reduction, cancellation or payment made by the Obligor and shall on such day pay to the Purchaser an amount equal to such reduction or cancellation on the last Business Day of the calendar month in which such reduction or cancellation occurred.

ARTICLE VII

Conditions Precedent

                Section 7.01  Conditions Precedent. The obligations of the Purchaser to purchase the Receivables on the Closing Date and on any Business Day on which Receivables are sold hereunder shall be subject to the satisfaction of the following conditions:

                (a)        All representations and warranties of the Sellers contained in this Agreement shall be true and correct on the Closing Date and on the applicable Business Day of sale, with the same effect as though such representations and warranties had been made on such date;

                (b)        All information concerning the Receivables provided to the Purchaser shall be true and correct in all material respects as of the Closing Date, in the case of any Receivables sold on the Closing Date, or the date such Receivables are created, in the case of any Receivables created after the Closing Date and sold by the Sellers to the Purchaser on a subsequent Business Day;

                (c)        Each of the Sellers shall have substantially performed all other obligations required to be performed by the provisions of this Agreement and the other Transaction Documents to which it is a party;

                (d)        The Sellers shall have either filed or caused to be filed the financing statement(s) required to be filed pursuant to Section 2.01(b);

                (e)        On the Closing Date, all corporate and legal proceedings, and all instruments in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall be satisfactory in form and substance to the Purchaser, and the Purchaser shall have received from the Sellers copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Purchaser may reasonably have requested;

                (f)        On the Closing Date, the Sellers shall deliver to the Purchaser and the Administrative Agent a statement of the aggregate Outstanding Balance of the Receivables in existence as of the close of business on the second Business Day prior to the Closing Date; and

                (g)        the Purchase Termination Date shall not have occurred.

                Section 7.02  Conditions Precedent to the Addition of a Seller. The obligation of the Purchaser to purchase Receivables and Related Security hereunder from a Subsidiary of Tyson requested to be an additional Seller pursuant to Section 9.13 is subject to the conditions precedent that the Purchaser shall have received the following items on or before the date designated for the addition of such Seller (the "Seller Addition Date") and in form and substance satisfactory to the Purchaser:

                (a)        Additional Seller Supplement. An Additional Seller Supplement substantially in the form of Exhibit B attached hereto (with a copy for the Administrative Agent and each Funding Agent) duly executed and delivered by such Seller;

                (b)        Secretary's Certificate. A certificate of the Secretary or an Assistant Secretary of such Seller, dated the related Seller Addition Date, and certifying (i) that attached thereto is a true and complete copy of the by-laws (or similar organizational documents) of such Seller, as in effect on the Seller Addition Date and at all times since a date prior to the date of the resolutions described in clause (ii) below, (ii) that attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to the Purchaser, of the Board of Directors (or other governing body or Person) of such Seller or committees thereof authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, (iii) that the articles of incorporation (or similar organizational documents) of such Seller have not been amended since the date of the last amendment thereto shown on the certificate of good standing (or its equivalent) furnished pursuant to subsection (e) below and (iv) as to the incumbency and specimen signature of each officer executing the Additional Seller Supplement and any other Transaction Documents or any other document delivered in connection therewith on behalf of such Seller (on which certificates the Purchaser may conclusively rely until such time as the Purchaser shall receive from such Seller a revised certificate with respect to such Seller meeting the requirements of this subsection (b));

                (c)        Officer's Certificate. A Certificate of a Responsible Officer of Tyson, dated the related Seller Addition Date, and certifying such Seller is in the same or a related line of business as the existing Sellers as of the related Seller Addition Date;

                (d)        Corporate Documents. The organizational documents, including all amendments thereto, of such Seller, certified as of a recent date by the Secretary of State or other appropriate authority of the state of incorporation, as the case may be;

                (e)        Good Standing Certificates. Certificates of compliance, of status or of good standing, dated as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction, with respect to such Seller in each State where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, except where the failure to so qualify would not have a Material Adverse Effect;

                (f)        Consents, Licenses, Approvals, Etc. A certificate dated the related Seller Addition Date of a Responsible Officer of such Seller either (i) attaching copies of all consents (including, without limitation, consents under loan agreements and indentures to which any Seller or its Affiliates are parties), licenses and approvals required in connection with the execution, delivery and performance by such Seller of the Additional Seller Supplement and the validity and enforceability of the Additional Seller Supplement against such Seller, and such consents, licenses and approvals shall be in full force and effect or (ii) stating that no such consents, licenses and approvals are so required;

                (g)        No Litigation. Confirmation that there is no pending or, to its knowledge after due inquiry, threatened action or proceeding affecting such Seller or any of its Subsidiaries before any Governmental Authority that could reasonably be expected to have a Material Adverse Effect;

                (h)        Lockboxes. A Lockbox Account with respect to Receivables to be sold by such Seller shall have been established in the name of the Purchaser, each invoice issued to an Obligor on and after the related Seller Addition Date shall indicate that payments in respect of its Receivable shall be made by such Obligor to a Lockbox Account or by wire transfer or other electronic payment to a Lockbox Account or the Collection Account and the Collection Agent shall have delivered with respect to each Lockbox Account a Lockbox Agreement signed by the Purchaser, the Administrative Agent and the applicable Lockbox Bank;

                (i)        UCC Certificate; UCC Financing Statements. Executed copies of such proper financing statements (or other similar instruments), filed and recorded at such Seller's expense prior to the related Seller Addition Date, naming such Seller as the seller and the Purchaser as the purchaser of the Receivables and the Related Security, in proper form for filing in each jurisdiction in which the Purchaser (or any of its assignees) deems it necessary or desirable to perfect the Purchaser's ownership interest in all Receivables and Related Security under the UCC or any comparable law of such jurisdiction;

                (j)        UCC Searches. Written search reports, listing all effective financing statements (or other similar instruments) that name such Seller as debtor or assignor and that are filed in the jurisdictions in which filings were made pursuant to subsection (i) above and in any other jurisdictions that the Purchaser (or any of its assignees) determines are necessary or appropriate, together with copies of such financing statements (none of which, except for those described in subsection (i) above, shall cover any Receivables or Related Security), and tax and judgment lien searches showing no liens that are not permitted by the Transaction Documents;

                (k)        List of Obligors. A microfiche, typed or printed list or other tangible evidence reasonably acceptable to the Purchaser showing, as of a date acceptable to the Purchaser prior to the related Seller Addition Date, the Obligors whose Receivables are to be transferred to the Purchaser and the balance of the Receivables with respect to each such Obligor as of such date;

                (l)        Back-up Servicing Arrangements. Evidence that such Seller maintains disaster recovery systems or back-up computer or other information management systems that, in the Purchaser's, the Administrative Agent's and each Funding Agent's reasonable judgment, are sufficient to protect such Seller's business against material interruption or loss or destruction of its primary computer and information management systems;

                (m)        Systems. Evidence, reasonably satisfactory to the Purchaser, the Administrative Agent and each Funding Agent, that such additional Seller's systems, procedures and record keeping relating to the Receivables remain in all material respects sufficient and satisfactory in order to permit the purchase and administration of the Receivables in accordance with the terms and intent of this Agreement;

                (n)        Opinions. The Purchaser shall have received (i) legal opinions on behalf of such Seller as to general corporate matters (including an opinion as to the perfection and priority of the Purchaser's interest in the Receivables) and (ii) a certificate from a Responsible Officer of such Seller stating that the Specified Bankruptcy Opinion Provisions are also true and correct as to such Seller as of the Seller Addition Date, all in form and substance reasonably satisfactory to the Administrative Agent and the Funding Agents; and

                (o)        Other. Such other approvals or documents as the Purchaser (or any of its assignees) may reasonably request from such additional Seller, including, but not limited to, a pro-forma Weekly Report and Settlement Statement incorporating the receivables data of such additional Seller.

ARTICLE VIII

Term and Termination

                Section 8.01  Term. This Agreement shall commence as of the first day on which all of the conditions precedent as set out in Section 7.01 have been satisfied and shall continue in full force and effect until the earlier of (i) the date designated by the Purchaser or the Sellers as the Purchase Termination Date at any time following ten (10) days' written notice to the other (with a copy thereof to the Administrative Agent), (ii) the date on which the Administrative Agent, on behalf of the CP Conduit Purchasers, the Funding Agents and the Committed Purchasers, declares a Termination Event pursuant to the Receivables Transfer Agreement, (iii) upon the occurrence of an Event of Bankruptcy with respect to either the Purchaser or any of the Sellers or (iv) the date on which either the Purchaser or any of the Sellers becomes unable for any reason to purchase or repurchase, respectively, any Receivable in accordance with the provisions of this Agreement or defaults on its obligations hereunder, which default continues unremedied for more than ten (10) days after written notice to the defaulting party (any such date being a "Purchase Termination Date"); provided, however, that the termination of this Agreement pursuant to this Section 8.01 hereof shall not discharge any Person from any obligations incurred prior to such termination or any obligations under Articles V or VI with respect to Receivables arising prior to such termination, including, without limitation, any obligations to make any payments with respect to any Receivable sold prior to such termination.

                Section 8.02  Effect of Termination. Following the termination of this Agreement pursuant to Section 8.01, the Sellers shall not sell, and the Purchaser shall not purchase, any Receivables. No termination, rejection or failure to assume the executory obligations of this Agreement in any Event of Bankruptcy with respect to the Sellers or the Purchaser shall be deemed to impair or affect the obligations pertaining to any executed sale or executed obligations, including, without limitation, pre-termination breaches of representations and warranties by the Sellers or the Purchaser. Without limiting the foregoing, prior to termination, the failure of the Sellers to deliver computer records of Receivables or any reports regarding the Receivables shall not render such transfer or obligation executory, nor shall the continued duties of the parties pursuant to this Agreement render an executed sale executory.

                Section 8.03  Termination of Sellers and Seller Divisions. (a) Tyson hereby covenants and agrees with the Purchaser that Tyson shall not permit any Seller at any time to cease to be a wholly-owned Subsidiary of Tyson, except as provided in the following paragraph (b).

                (b)        If Tyson wishes to permit any Seller to cease to be a wholly-owned Subsidiary of Tyson or terminate the sales of Receivables hereunder by any Seller or Seller Division, then Tyson shall submit a request (a "Seller Termination Request") to such effect in writing to the Purchaser, which request shall be accompanied by a certificate prepared by a Responsible Officer of the Collection Agent indicating the Purchased Receivables Percentage applicable to such Seller (or Seller Division) as of the date of submission of such request (the "Seller Termination Request Date"). Subject to the terms and provisions hereof and of the Receivables Transfer Agreement, the relevant Seller (or Seller Division) shall be terminated as a Seller (or Seller Division) hereunder immediately upon the consummation of the transaction in connection with which such Seller ceases to be a wholly-owned Subsidiary of Tyson or in the case of a Seller Division upon the satisfaction of any applicable conditions in the Receivables Transfer Agreement. From and after the date any such Seller (or Seller Division) is terminated as a Seller (or Seller Division) pursuant to this subsection, the Seller (or Seller Division) shall cease selling, and the Purchaser shall cease buying, Receivables and Related Security from such Seller (or Seller Division) and a Purchase Termination Date shall be deemed to have occurred, but only with respect to such Seller (or Seller Division).

                (c)        A terminated Seller (or Seller Division) shall have no further obligation under any Transaction Document, other than pursuant to Sections 5.01(q), 6.01 and 6.02 of this Agreement, with respect to Receivables previously sold by it to the Purchaser.

ARTICLE IX

Miscellaneous Provisions

                Section 9.01  Amendments, Etc. This Agreement and the rights and obligations of the parties hereunder may not be amended, supplemented, waived or otherwise modified and no consent to any such amendment, supplement, waiver or modification may be given except in an instrument in writing signed by the Purchaser and the Sellers and consented to in writing by the Administrative Agent (with the consent of the Required Committed Purchasers). Any reconveyance executed in accordance with Section 5.01(q), 6.01 or 6.02 hereof shall not be considered an amendment or modification to this Agreement.

                Section 9.02  Governing Law; Submission to Jurisdiction.

                (a)        This Agreement shall be governed by and construed in accordance with the laws of the State of New York except to the extent that the validity or perfection of the Purchaser's ownership of or security interest in the Receivables, or remedies hereunder in respect thereof, are governed by the laws of a jurisdiction other than the State of New York.

                (b)        The parties hereto hereby submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in The City of New York for purposes of all legal proceedings arising out of or relating to this agreement or the transactions contemplated hereby. Each party hereto hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 9.02 shall affect the right of the Purchaser to bring any other action or proceeding against any of the Sellers or its property in the courts of other jurisdictions.

                Section 9.03  Notices. (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, or telecopied to:

    (a) in the case of the Purchaser:

    Tyson Receivables Corporation
    c/o Tyson Foods, Inc.
    2210 Oaklawn Drive
    Springdale, AR 72762
    Attention: Treasurer
    Telephone: 501-290-4194
    Telecopy: 501-290-4061

    with a copy to:

    Tyson Foods, Inc.
    2210 Oaklawn Drive
    Springdale, AR 72762
    Attention: General Counsel
    Telephone: 501-290-7023
    Telecopy: 501-290-7967

    (b) in the case of the Sellers to the address set forth on Schedule I, with a copy to:

    Tyson Foods, Inc.
    2210 Oaklawn Drive
    Springdale, AR 72762
    Attention: General Counsel
    Telephone: 501-290-7023
    Telecopy: 501-290-7967

    and

    The Chase Manhattan Bank, as Administrative Agent
    450 West 33 Street
    15th Floor
    New York, NY 10001
    Attention: Lara Graff
    Telephone: (212) 946-3748
    Telecopy: (212) 946-8098

    or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

    (b) Notices and communications by facsimile shall be effective upon receipt.

                Section 9.04  Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                Section 9.05  Assignment. This Agreement may not be assigned by the parties hereto, except that the Purchaser may assign its rights hereunder pursuant to the Receivables Transfer Agreement to the Administrative Agent for the benefit of the CP Conduit Purchasers, the Funding Agents and the Committed Purchasers as security for the Purchaser's repayment obligations under the Receivables Transfer Agreement and the Asset Purchase Agreement. The Purchaser hereby notifies the Sellers, and the Sellers hereby acknowledge and agree, that the Purchaser, pursuant to the Receivables Transfer Agreement, has assigned its rights (but not its obligations) hereunder to the Administrative Agent for the benefit of the CP Conduit Purchasers and the Committed Purchasers and that the representations, warranties, covenants and agreements of the Sellers contained in this Agreement and the rights, powers and remedies of the Purchaser under this Agreement are intended to benefit the CP Conduit Purchasers and the Committed Purchasers and will be directly enforceable by the Administrative Agent on their behalf. All rights, powers and remedies of the Purchaser hereunder may be exercised by the Administrative Agent to the extent of its rights hereunder and under the other Transaction Documents.

                Section 9.06  Further Assurances. The Purchaser and the Sellers agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purposes of this Agreement and the other Transaction Documents, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the Relevant UCC or other laws of any applicable jurisdiction.

                Section 9.07  No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Purchaser, the Sellers or the Administrative Agent, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

                Section 9.08  Counterparts. (a) This Agreement may be executed in two or more counterparts thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                (b)        Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

                Section 9.09  Binding Effect; Third-Party Beneficiaries. This Agreement and the other Transaction Documents will inure to the benefit of and be binding upon the parties hereto and their respective successors, transferees and permitted assigns. The CP Conduit Purchasers, the Funding Agents, Committed Purchasers and the Administrative Agent are each intended by the parties hereto to be third-party beneficiaries of this Agreement.

                Section 9.10  Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the other Transaction Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the other Transaction Documents.

                Section 9.11  Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                Section 9.12  Exhibits. The schedules and exhibits referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

                Section 9.13  Addition of Sellers. Subject to the terms and conditions hereof, from time to time one or more wholly-owned direct or indirect Subsidiaries of Tyson may become additional Seller parties hereto. If any such Subsidiary wishes to become an additional Seller, Tyson shall submit a request to such effect in writing to the Purchaser, the Administrative Agent, the Funding Agents and each Rating Agency. If Tyson, the Purchaser, the Administrative Agent, each Funding Agent and each Rating Agency shall have agreed to any such request (such consent not to be unreasonably withheld or delayed from the date such request is received and such consent of each Funding Agent being obtained by the Administrative Agent), such whollyowned Subsidiary shall become an additional Seller party hereto on the related Seller Addition Date upon satisfaction of the conditions set forth in Section 7.02.

        Section 9.14  Confidentiality. (a) Each of Tyson, the Sellers and the Purchaser shall maintain, and shall cause each officer, employee and agent of itself and its Affiliates to maintain, the confidentiality of this Agreement, the other Transaction Documents and all other confidential proprietary information with respect to the other parties and each of their respective businesses obtained by them in connection with the structuring, negotiation and execution of the transactions contemplated herein and in the other Transaction Documents, except for information that has become publicly available or information disclosed (i) to legal counsel, accountants and other professional advisors to the parties and their Affiliates, (ii) as required by law, regulation or legal process (including in connection with any registration Statement or other filing made with the SEC); or (iii) in connection with any legal or regulatory proceeding to which the parties or any of their Affiliates is subject. Each of the parties hereby consents to the disclosure of any nonpublic information with respect to it received by any CP Conduit Purchaser, any Committed Purchaser, any Funding Agent or the Administrative Agent to (i) any of the CP Conduit Purchasers, Committed Purchasers, Funding Agents or the Administrative Agent, (ii) any nationally recognized rating agency providing a rating or proposing to provide a rating to the CP Conduit Purchasers' Commercial Paper, (iii) any placement agent which proposes to offer and sell the CP Conduit Purchasers' Commercial Paper, (iv) any provider of the CP Conduit Purchasers' program-wide liquidity or credit support facilities, (v) any potential Committed Purchaser or (vi) any Participant or potential Participant; provided, however, that no disclosure shall be made pursuant to clause (iv), (v) or (vi) unless the potential recipient of such information shall have entered into a confidentiality undertaking satisfactory to the Transferor and the Administrative Agent.

                (b) Each of the parties hereto shall maintain, and shall cause each officer, employee and agent of itself and its Affiliates to maintain, the confidentiality of the Transaction Documents and all other confidential proprietary information with respect to the CP Conduit Purchasers, the Committed Purchasers, the Funding Agents and the Administrative Agent and each of their respective businesses obtained by them in connection with the structuring, negotiation and execution of the transactions contemplated herein and in the other Transaction Documents, except for information that has become publicly available or information disclosed (i) to legal counsel, accountants and other professional advisors to the parties and their Affiliates, (ii) as required by law, regulation or legal process (including in connection with any registration Statement or other filing made with the SEC) or (iii) in connection with any legal or regulatory proceeding to which the parties or any of their Affiliates is subject.

                Section 9.15  No Bankruptcy Petition Against the Purchaser. Each of Tyson, the Collection Agent, each Seller and the Guarantor hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper or other indebtedness of the CP Conduit Purchasers, it will not institute against, or join any other Person in instituting against, the Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                Section 9.16  Waiver of Jury Trial. Each of the parties hereto hereby waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort or otherwise among any of them arising out of, connected with, relating to or incidental to the relationship between them in connection with this Agreement or the other Transaction Documents.

                IN WITNESS WHEREOF, the Purchaser and the Sellers each have caused this Receivables Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.

TYSON FOODS, INC.

By:
Name:Steve Hankins
Title:Executive Vice President and
Chief Financial Officer

As Purchaser:

TYSON RECEIVABLES CORPORATION

By:
Name:Steve Hankins
Title:Executive Vice President and
Chief Financial Officer

As Sellers:

TYSON FOODS, INC.
TYSON MEXICAN ORIGINAL, INC.
TYSON SALES AND DISTRIBUTION, INC.
WORLD RESOURCE, INC.
CONTINENTAL DELI FOODS, INC.
DFG FOODS, L.L.C.
DOSKOCIL FOOD SERVICE COMPANY, L.L.C.
IBP, INC.
IOWA HAM CANNING, INC.
JAC PAC FOODS LTD.
SPECIALTY BRANDS, INC.
SUPREME PROCESSED FOODS, INC.
THE BRUSS COMPANY
THE IBP FOODS CO.
ZEMCO INDUSTRIES, INC.

By:
Name: Dennis Leatherby
Title: Treasurer

INTERNATIONAL TRADING COMPANY,
LTD., by Houston Processing II, Inc., its general
partner

By:
Dennis Leatherby, Treasurer
Houston Processing II, Inc.

KPR HOLDINGS, L.P., by Jos. Copperfield &
Sons, Inc., its general partner

By:
Dennis Leatherby, Treasurer
Jos. Copperfield & Sons, Inc.

TNT CRUST, LIMITED PARTNERSHIP, by
Doskocil Food Service Company, L.L.C., its
general partner

By:
Dennis Leatherby, Treasurer
Doskocil Food Service Company, L.L.C.

WRIGHT BRAND FOODS, LTD., by KH General,
Inc., its general partner

By:
Dennis Leatherby, Treasurer
KH General, Inc.

Acknowledged and agreed as
of the date first above written:

THE CHASE MANHATTAN BANK, as Administrative Agent
for the benefit of the several CP Conduit Purchasers, Funding Agents and the Committed
Purchasers

By:
Name:    Lara Graff
Title:    Vice President

EXHIBIT A

FORM OF SUBORDINATED NOTE

_________, 2001

                FOR VALUE RECEIVED, the undersigned, TYSON RECEIVABLES CORPORATION, a Delaware corporation (the "Maker"), hereby promises to pay to the order of Tyson Foods, Inc., a Delaware corporation (the "Payee"), as Agent for the Sellers under the Receivables Purchase Agreement referred to below, on _________, ____ or earlier as provided for in the Receivables Purchase Agreement dated as of the date hereof between the Maker, the Payee and the Sellers (as such agreement may from time to time be amended, supplemented or otherwise modified and in effect, the "Receivables Purchase Agreement"), the aggregate unpaid principal amount of all Advances to the Maker from the Sellers pursuant to the terms of the Receivables Purchase Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date thereof on the principal amount hereof from the date of this Note continuing until such principal balance shall be paid in full, in like funds, at an office designated by the Payee. Accrued and unpaid interest shall be payable in arrears on the last Business Day of each calendar month (each day, an "Interest Payment Date").

                Interest shall be payable at the initial rate of 8.50% per annum, adjusted monthly on each Interest Payment Date, for the month following such Interest Payment Date, to the sum of Prime Rate then in effect plus 2.00%. With respect to any Interest Payment Date, the "Prime Rate" shall be the prime rate as reported in The Wall Street Journal on such Interest Payment Date (or, if The Wall Street Journal is not published on such Interest Payment Date, the Business Day next succeeding such Interest Payment Date on which The Wall Street Journal is published.) If The Wall Street Journal shall no longer be published or if it shall cease to report a prime rate, the "Prime Rate" shall be the rate publicly announced by The Chase Manhattan Bank, New York Branch, on such Interest Payment Date as its base commercial lending rate. If any Interest Payment Date shall not be a Business Day, then such Interest Payment Date shall be deemed to occur on the next following Business Day, but no additional interest shall be payable. A "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York are required or authorized by law to be closed.

                The undersigned, for itself and its legal representatives, successors and assigns, and any others who may at any time become liable for payment hereunder, hereby (a) consents to any and all extensions of time, renewals, waivers, or modifications, if any, that may be granted or consented to by the Payee with regard to the time of payment hereunder or any other provisions hereof.

                The Maker hereby waives diligence, presentment, demand, protest, notice of dishonor and notice of nonpayment. The non-exercise by the holder hereof of any of its rights, powers or remedies hereunder or thereafter available in law, in equity, by statute or otherwise in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

                All borrowings evidenced by this Subordinated Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligation of the Maker to make payments of principal and interest in accordance with the terms of this Subordinated Note and the Receivables Purchase Agreement.

                The Maker shall have the right, subject to the limitations set forth in the Receivables Purchase Agreement, to reborrow Advances made to it without penalty or premium.

                This Note may be prepaid in full, or from time to time in part, at any time. All payments received under this Note shall be applied first to accrued interest and the remainder, if any, to the principal amount hereunder.

                This Subordinated Note is the Subordinated Note referred to in the Receivables Purchase Agreement, which, among other things, contains provisions for the subordination of this Subordinated Note to the rights of certain parties under the Receivables Transfer Agreement, all upon the terms and conditions specified therein and as specified on Schedule II to this Subordinated Note. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Receivables Purchase Agreement.

                This Subordinated Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                IN WITNESS WHEREOF, the Maker has caused this Note to be signed in its corporate name by the officer thereunto duly authorized, and to be dated as of the date first above written.

TYSON RECEIVABLES CORPORATION

By:
Name:
Title: